UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                               AMENDMENT NO. 1 TO
                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                October 31, 2008

                         CHINA ORGANIC AGRICULTURE, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                     FLORIDA
                 (State or Other Jurisdiction of Incorporation)

            333-129355                                     20-3505071
    (Commission File Number)                   (IRS Employer Identification No.)

                  Dalian City, Zhongshan District, Youhao Road
                       Manhattan Building #1, Suite 1511,
                   Dalian City, Liaoning Province, P.R. China
               (Address of Principal Executive Offices) (Zip Code)

                                  310 441-9777
              (Registrant's Telephone Number, Including Area Code)

            Jilin Province Songyuan City ErMaPao Green Rice Limited,
                East Ping Feng Xiang Zheng Fu, Qian Guo District,
                    Songyuan City, Jilin Province, P.R. China
          (Former name or former address, if changed since last report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

On November 6, 2008, China Organic Agriculture Inc. (the "Company") filed a Current Report on Form 8-K (the "Initial Form 8-K"), reporting the completion of its previously announced acquisition of sixty percent (60%) of the issued and outstanding shares of capital stock of Dalian Huiming Industry Ltd., a company organized under the laws of the People's Republic of China ("Dalian"). Dalian Huiming Industry was formerly known as Dalian F.T.Z. Huiming Trade Co. Ltd.

This Amendment No. 1 to the Initial Form 8-K ("Form 8-K/A") amends and supplements the Initial Form 8-K to include the financial information required under Item 9.01 of Form 8-K in connection with the subject matter of the Initial Form 8-K. The information previously reported in the Initial Form 8-K is hereby incorporated by reference into this Form 8-K/A.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The audited Financial Statements of Dalian as at and for the years ended December 31, 2007 and December 31, 2006, and accompanying notes are included as
Exhibit 99.1 to this Current Report on Form 8-K/A.

The unaudited Financial Statements of Dalian as at and for the nine months ended September 30, 2008, and accompanying notes are included as Exhibit 99.2 to this Current Report on Form 8-K/A.

(b) Unaudited Pro Forma Financial Information

The following unaudited Pro Forma Condensed Consolidating Financial Information is included as Exhibit 99.3 to this Current Report on Form 8-K/A: The unaudited pro forma consolidated financial statements are provided for informational purposes only and are not necessarily indicative of the results that actually would have occurred had the acquisition been in effect for the periods presented.

      i. Unaudited Pro Forma Condensed Consolidating Statement of Income for the year ended December 31, 2007 and notes thereto.

      ii. Unaudited Pro Forma Condensed Consolidating Statement of Income for the nine-month period ended September 30, 2008 and notes thereto.

(d) Exhibits


      23.1 Consent of Morgenstern, Svoboda and Baer P.C., Independent Registered Public Accounting Firm

      99.1 Audited Financial Statements of Dalian as at and for the years ended December 31, 2007 and December 31, 2006, and notes thereto

      99.2 Unaudited Financial Statements of Dalian Operations as of the nine-month period ended September 30, 2008, and notes thereto

      99.3 Unaudited Pro Forma Condensed Consolidating Financial Information and notes thereto

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 15, 2009                           China Organic Agriculture, Inc.


                                                 Name:  /s/ Jinsong Li
                                                        ------------------------
                                                        Jinsong Li
                                                 Title: Chief Executive Officer